Exhibit 10.25

March 1, 2025

RE: Waiver of Certain Conditions for Business Combination

Reference is made to that certain Business Combination Agreement dated August 5, 2024 (the “Merger Agreement”), by and among Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands exempted company limited by shares (“Acquiror”), GIBO Holdings Limited, a Cayman Islands exempted company limited by shares (“PubCo”), GIBO Merger Sub 1 Limited, a Cayman Islands exempted company limited by shares (“Merger Sub I”), GIBO Merger Sub 2 Limited, a Cayman Islands exempted company limited by shares (“Merger Sub II”) and Global IBO Group Ltd., a Cayman Islands exempted company limited by shares (the “Company”). Capitalized terms used in this waiver letter have the same meanings as defined in the Merger Agreement.

1.	Waiver of Certain Closing Conditions. The parties hereby agree to waive the following conditions to the Closing:

(a)	Section 10.3(c) of the Merger Agreement.

2.	Miscellaneous.

(a)	Except as expressly waived in this letter agreement, no party to the Merger Agreement is waiving any rights that such party has under the Merger Agreement.

(b)	This letter agreement and all claims or causes of action based upon, arising out of, or related to this letter agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

(c)	This letter agreement may be executed using electronic signatures and/or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

[Signature Pages to Follow]

IN WITNESS WHEREOF the parties have hereunto caused this letter agreement to be duly executed as of the date first above written.

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.

By:	/s/ Seck Chyn “Neil” Foo
Name:	Seck Chyn “Neil” Foo
Title:	Director and Chief Executive Officer

GIBO HOLDINGS LIMITED

By:	/s/ Lim Chun Yen
Name:	Lim Chun Yen
Title:	Director

GIBO MERGER SUB 1 LIMITED

By:	/s/ Lim Chun Yen
Name:	Lim Chun Yen
Title:	Director

GIBO MERGER SUB 2 LIMITED

By:	/s/ Lim Chun Yen
Name:	Lim Chun Yen
Title:	Director

GLOBAL IBO GROUP LTD.

By:	/s/ Lim Chun Yen
Name:	Lim Chun Yen
Title:	Director